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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         In connection with the quarterly report of Tecumseh Products Company (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, James S. Nicholson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)  The Form 10-Q fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 9, 2004            BY:     /s/ JAMES S. NICHOLSON
       -------------------------      ------------------------------------------
                                       James S. Nicholson
                                        Vice President, Treasurer and
                                        Chief Financial Officer